                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (date of earliest event reported): June 25, 2002



                            LYONDELL CHEMICAL COMPANY
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

         1-10145                                             95-4160558
(Commission File Number)                                  (I.R.S. Employer
                                                         Identification No.)



1221 McKinney Street, Suite 700, Houston, Texas                77010
    (Address of principal executive offices)                 (Zip Code)


                                 (713) 652-7200
              (Registrant's telephone number, including area code)

                                 Not Applicable

          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events.

On June 25, 2002, Lyondell Chemical Company (the "Company") entered into an Underwriting Agreement with Credit Suisse First Boston Corporation, SG Cowen Securities Corporation, UBS Warburg LLC and Salomon Smith Barney Inc., as representatives of the several underwriters named therein, relating to the offering and sale of 7,200,000 shares (and up to 1,080,000 additional shares upon exercise of the underwriter's overallotment option) of the Company's common stock, par value $1.00 per share, under its Registration Statement on Form S-3 (No. 333-88348) (the "Registration Statement"). In addition, on June 26, 2002, the Company, ARCO Chemical Technology, Inc., ARCO Chemical Technology, L.P. and Lyondell Chemical Nederland, Ltd. entered into an Underwriting Agreement with Salomon Smith Barney Inc., Banc of America Securities LLC, J.P. Morgan Securities Inc. and Credit Suisse First Boston Corporation, as representatives of the several underwriters named therein, relating to the issuance and sale of $278 million of 11 1/8% Senior Secured Notes due 2012 under the Registration Statement. The exhibits filed herewith are filed pursuant to the Registration Statement pursuant to Regulation S-K, Item 601.

Pursuant to the Amended and Restated By-Laws of the Company, notice is hereby given that a special meeting of stockholders of the Company will be held on Wednesday, August 21, 2002, beginning at 9:00 a.m. in the Company's General Assembly Room, 42/nd/ Floor, One Houston Center, 1221 McKinney, in Houston, Texas. The special meeting will be held in connection with the Company's proposed sale of securities to Occidental Petroleum Corporation.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)    Exhibits.
                1.1    Underwriting Agreement for 7,200,000 shares of Common Stock dated
                       June 25, 2002 by and among Lyondell Chemical Company and Credit
                       Suisse First Boston Corporation, SG Cowen Securities Corporation,
                       UBS Warburg LLC and Salomon Smith Barney Inc., as representatives of the several underwriters named therein.

                1.2    Underwriting Agreement for 11 1/8% Senior Secured Notes due 2012
                       dated June 26, 2002 by and among Lyondell Chemical Company, ARCO
                       Chemical Technology, Inc., ARCO Chemical Technology, L.P. and
                       Lyondell Chemical Nederland, Ltd. and Salomon Smith Barney Inc.,
                       Banc of America Securities LLC, J.P. Morgan Securities Inc. and
                       Credit Suisse First Boston Corporation, as representatives of the several underwriters named therein.

                5.1    Opinion of Baker Botts L.L.P. with respect to 11 1/8% Senior
                       Secured Notes due 2012.

                5.2    Opinion of Baker Botts L.L.P. with respect to Common Stock.

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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         LYONDELL CHEMICAL COMPANY



                                         By:  /s/ Kerry A. Galvin
                                              ---------------------------
                                         Name:    Kerry A. Galvin
                                         Title:   Senior Vice President, General
                                                  Counsel & Secretary

Date:  June 28, 2002

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                                INDEX TO EXHIBITS

Exhibit
Number          Description
------          -----------
1.1             Underwriting Agreement for 7,200,000 shares of Common Stock dated June 25,
                2002 by and among Lyondell Chemical Company and Credit Suisse First Boston
                Corporation, SG Cowen Securities Corporation, UBS Warburg LLC and Salomon
                Smith Barney Inc., as representatives of the several underwriters named therein.

1.2             Underwriting Agreement for 11 1/8% Senior Secured Notes due 2012 dated
                June 26, 2002 by and among Lyondell Chemical Company, ARCO Chemical
                Technology, Inc., ARCO Chemical Technology, L.P. and Lyondell Chemical
                Nederland, Ltd. and Salomon Smith Barney Inc., Banc of America Securities
                LLC, J.P. Morgan Securities Inc. and Credit Suisse First Boston
                Corporation, as representatives of the several underwriters named therein.

5.1             Opinion of Baker Botts L.L.P. with respect to 11 1/8% Senior Secured Notes due 2012.

5.2             Opinion of Baker Botts L.L.P. with respect to Common Stock.